THIS NOTE IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF JUNE 26, 2002 IN FAVOR OF LASALLE BUSINESS CREDIT, INC., WHICH SUBORDINATION AGREEMENT IS INCORPORATED HEREIN BY REFERENCE. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED HEREIN, NO PAYMENT ON ACCOUNT OF THE PRINCIPAL, INTEREST OR OTHER OBLIGATIONS ARISING HEREUNDER, AND NO RIGHTS GRANTED HEREIN, SHALL BECOME DUE OR BE PAID OR EXERCIED EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH SUBORDINATION AGREEMENT.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH OFFER, SALE, PLEDGE OR TRANSFER IS REGISTERED UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM SUCH REGISTRATION. TRANSFER OF THESE SECURITIES IS ALSO SUBJECT TO CERTAIN RESTRICTIONS UNDER THE SECURITIES PURCHASE AGREEMENT DATED JUNE 26, 2002 BETWEEN THE COMPANY AND EUREKA I, L.P.

                        Medical Technology Systems, Inc.

                          14% SENIOR SUBORDINATED NOTE

Note No. 1                                                            $4,000,000


     FOR VALUE RECEIVED, Medical Technology Systems, Inc., a Delaware corporation (herein called the "Company"), hereby promises to pay to Eureka I, L.P. or its registered assigns (the "Holder"), the principal sum of four million dollars ($4,000,000), and to pay interest on the unpaid principal amount hereof at the rate of fourteen percent (14%) per annum, calculated on the basis of a 360-day year and the actual number of days elapsed, until the principal hereof is paid. The principal of and interest on this Note shall be paid at such times as are specified herein. Upon surrender hereof, payment of the principal of and interest on this Note, including any prepayment fee if applicable, will be made by wire transfer of immediately available funds to the bank account specified by the Holder.

     This Note is issued pursuant to a Securities Purchase Agreement dated June 26, 2002 (the "Purchase Agreement") among the Company, Eureka I, L.P., a Delaware limited partnership, and Eureka I, L.P., as Collateral Agent, and is secured by the Security Documents, encumbering property identified therein as more particularly described in the Security Documents. The term "Security Documents" has the meaning specified in the Purchase Agreement. All of the terms, conditions and provisions of the Purchase Agreement and the Security Documents (including the definitions set forth therein) are incorporated herein by reference and are hereby made a part hereof, and any breach or violation thereof shall constitute a breach or violation of this Note. This Note is subject to the terms of a Subordination Agreement referred to herein. This Note is subject to the following additional provisions:

     1. Repayment. The principal of this Note shall be paid on June 26, 2007.

     2. Mandatory and Optional Prepayment. The rights and obligations of the Company to prepay this Note are set forth in the Purchase Agreement.

     3. Interest. Interest at the rate stated above shall be payable on the last day of each calendar month, beginning with the first such date to occur after the date of this Note.

     4. Indemnification. The Company and its subsidiaries shall indemnify, to the fullest extent permitted by law, the Holder against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) caused by, resulting from, arising out of or related to (a) any amendments, waivers or consents pursuant to the provisions hereof, (b) the enforcement of this Note, or the collection of amounts due hereunder or the proof or allowability of any claim arising under this Note, whether in bankruptcy or receivership proceedings or otherwise, and (c) in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or in connection with any foreclosure, collection or bankruptcy proceedings.

     5. Subordination. The indebtedness evidenced by this Note is expressly subordinated and junior in right of payment to the prior payment in full of all Senior Debt (as defined below), to the extent and in the manner provided in a Subordination Agreement dated as of June 26, 2002 (the "Subordination Agreement"), among the Company, MTS Packaging Systems, Inc., Eureka I, L.P., and LaSalle Business Credit, Inc., and the Holder, by accepting the same, agrees to and shall be bound by such subordination and by the Subordination Agreement. The term "Senior Debt" has the meaning specified in the Subordination Agreement.

     6. Amendment and Waiver. The rights and obligations of the Company and the rights of the Holder of the Note may be amended or modified as provided in the Purchase Agreement. Defaults and their consequences may be waived as provided in the Purchase Agreement. Any such consent or waiver shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     7. Transfer. Subject to certain limitations set forth in the Purchase Agreement, the transfer of this Note may be transferred at the principal office of the Company by surrender thereof for cancellation, endorsed or accompanied by a written instrument of transfer, duly executed by the registered holder thereof or its attorney duly authorized in writing, and thereupon the Company shall issue and deliver, in the name of the transferee or transferees, a new note, for a like aggregate principal amount, dated as of the date to which interest has been paid on the Note so transferred.

     8. Exchange. Subject to certain limitations set forth in the Purchase Agreement, this Note is exchangeable at any time upon the request of the Holder and upon surrender of this Note for such purpose at the principal offices of the

Company, the Company will execute and register in the Holder's name in exchange therefor new notes, in such denomination or denominations (in minimum amounts of $100,000 and in multiples of $10,000) as may be requested, an aggregate principal amount equal to the unpaid principal amount of this Note and substantially in the form thereof, with appropriate insertions and variations, and dated, and bearing interest from, the date to which interest has been paid on this Note unless no interest has been paid on this Note, in which case the new notes shall be dated the date of this Note.

     9. Default Rate. Upon the occurrence and during the continuance of an Event of Default (as defined in Section 8.5 of the Purchase Agreement), including, but not limited to, after maturity or after judgment, the Company hereby agrees to pay to the Holder interest on the outstanding principal balance of the Note and, to the extent permitted by law, overdue interest thereon at the rate of 16% per annum.

     10. Certain Waivers. The Company hereby waives presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and nonpayment of this Note, notice of any default under this Note, except as specifically provided herein, and all other notices or demands otherwise required by law that the undersigned may lawfully waive. The Company expressly agrees that this Note, or any payment hereunder, may be extended from time to time, without in any way affecting the liability of the Company.

     11. Governing Law; Jurisdiction; Waiver of Jury Trial. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflict of laws. The Company and the Holder hereby agree that any action or proceeding arising out of this Note may be commenced in state or federal court within the Commonwealth of Pennsylvania. The Company and the Holder waive personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions set forth herein. The Company and the Holder hereby waive any and all right to trial by jury in any legal proceeding arising out of or relating to this Note.

     12. Severability. In the event that for any reason one or more of the provisions of this Note or their application to any person or circumstance shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     13. Notice. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by overnight courier, facsimile transmission or registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the other parties:

          Company:           Medical Technology Systems, Inc.
                             12920 Automobile Boulevard
                             Clearwater, FL  33729
                             Attention:  Todd E. Siegal, President
                                         and Chief Executive Officer
                             Fax:  727-540-0547

          With copies to:    Kilpatrick Stockton LLP
                             301 S. College Street, Suite 3500
                             Charlotte, NC  28202-6001
                             Attention:  Francis C. Pray, Jr., Esq.
                             Fax:  704-371-8306

           Holder: At the address specified in the Purchase Agreement, or otherwise in writing by the Holder

All such notices and communications shall be deemed to have been received in the case of (a) facsimile transmission, on the date sent, (b) personal delivery, on the date of such delivery, (c) overnight courier, on the first business day following delivery to such courier and (d) mailing, on the fifth day after the posting thereof.

     Prior to due presentment of this Note for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                     MEDICAL TECHNOLOGY SYSTEMS, INC.

                                     By:  /s/ Todd E. Siegel
                                          __________________________________

                                          Name:  Todd E. Siegel
                                          Title:  President, CEO

Attest:_______________________
       Secretary

Dated: June 26, 2002